Exhibit 99.1

 Presentation to the Annual General MeetingStefan Frischknecht, Fund Manager  Portfolio and Performance ReviewThe Swiss Helvetia Fund, Inc.  September 9, 2021

 Agenda    1    01  Performance          02  Portfolio positioning          03  Outlook          04  Case for Swiss equities

 Performance

 Performance  NAV and price performance in USD  3  Source: Schroders, fund performance as published on website (www.swzfund.com); July 31, 2021.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Performance in USD %  YTD 2021  H1 2021  1 year  3 yearsp.a.  5 yearsp.a.  NAV (US GAAP) as per quarterly filings  11.54%  8.50%  24.91%  14.03%  11.90%  Swiss Performance Index, SPI  13.88%  9.86%  26.51%  16.00%  13.55%  Difference NAV  -2.34%  -1.36%  -1.60%  -1.97%  -1.65%  Performance in USD %  YTD 2021  H1 2021  1 year  3 years p.a.  5 yearsp.a.  Share price SWZ  12.09%  12.09%  29.97%  11.04%  12.18%  Swiss Performance Index, SPI  13.88%  9.86%  26.51%  16.00%  13.55%  Difference  -1.79%  +2.23%  +3.46%  -4.96%  -1.37%  Net asset value  Share price

Performance comment

Driving factors for relative performance of NAV

Since July 1, 2014:

Since Schroders took over as Fund adviser, relative performance is behind benchmark:

- From start, there was a negative impact from private equity / venture investments of the predecessor
- Our style bias towards 'value' rather than growth meant headwinds, mainly over the past couple of years (value variant of MSCI Switzerland underperformed the 'growth' counterpart by approx. 3.3% p.a. since July 1, 2014)
- 2019 has been a strong year for equity markets, and the cash held at the end of 2018 (after the tender offer in a volatile December month) represented a drag on relative performance
- Furthermore, 2019 was a 'large cap year'; being underweight the index heavyweights was not helpful

Last 12 months

- Stock picking in listed equities was positive, +1.4 %
- After costs, and with drags from cash and private equity, NAV performance was -1.6% behind benchmark
- Strong headwinds from our value bias

Source: Schroders, fund performance as published on website (www.swzfund.com), Bloomberg for index performance, July 31, 2021; year-to-date performance as at July 31, 2021.
Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

4

Schroders

 Performance attribution – stock level  Top & Bottom 10 contributions to relative performance YTD 2021  5  Source: Schroders, Aladdin Explore, July 31, 2021; “over” means overweight; “under” means underweight compared to Swiss Performance Index; “zero” means no position.  Top ten stock contributions (USD)  Bottom ten stock contributions (USD)    Total effect %  Swissquote (over)  0.3  SIG Combibloc (over)  0.3  Richemont (over)  0.2  Logitech (over)  0.2  Sulzer (over)  0.2  Swatch (over)  0.2  Adecco (zero)  0.1  SFS (over)  0.1  Swiss Re (under)  0.1  Vifor Pharma (zero)  0.1    Total effect %  ams (over)  -0.3  Straumann (zero)  -0.3  SoftwareOne (over)  -0.3  Kühne & Nagel (zero)  -0.3  Baloise (over)  -0.2  Sika (under)  -0.2  BKW (over)  -0.2  VAT Group (zero)  -0.2  Idorsia (over)  -0.2  Lonza (under)  -0.2

 Performance attribution – stock level  Top & Bottom 10 contributions to relative performance 1 year  6  Source: Schroders, Aladdin Explore, July 31, 2021; “over” means overweight; “under” means underweight compared to Swiss Performance Index; “zero” means no position.  Top ten stock contributions (USD)  Bottom ten stock contributions (USD)    Total effect %  Logitech (over)  1.1  Richemont (over)  0.7  SIG Combibloc (over)  0.6  Nestlé (under)  0.6  Swatch (over)  0.5  Swiss Life (over)  0.4  Julius Baer (over)  0.4  Swissquote (over)  0.3  Sulzer (over)  0.3  SFS Group (over)  0.3    Total effect %  Kühne & Nagel (zero)  -0.5  Straumann (zero)  -0.4  Sika (under)  -0.4  SpineArt (over)  -0.3  VAT Group (zero)  -0.3  ams (over)  -0.2  Credit Suisse (under)  -0.2  SoftwareOne (over)  -0.2  Idorsia (over)  -0.2  Aravis (over)  -0.2

 Portfolio positioning

 Top ten holdings absolute  Top relative weights  Portfolio positioning  As per July 31, 2021  8  Source: Schroders, JP Morgan, Bloomberg, July 31, 2021      Name  Absolute weight  Nestlé  17.4%  Roche  12.9%  Novartis  11.3%  Richemont  4.6%  Zurich Insurance  3.9%  Logitech  2.9%  UBS  2.9%  Swiss Life  2.5%  Swatch  2.5%  SIG Combibloc  2.4%  Total  63.3%  Name  Relative weight %  Logitech  +1.9%  SIG Combibloc  +1.9%  Swatch  +1.8%  Tecan  +1.7%  Swiss Life  +1.7%      Lonza  -2.2%  Givaudan  -2.1%  Holcim  -1.7%  Sika  -1.5%  Alcon  -1.4%

 Portfolio positioning  ICB classification  9  Source: Schroders, JP Morgan, Bloomberg, July 31, 2021  SWZ  SPI  Rel. %  24.4%  26.6%  -2.2%  18.0%  20.8%  -2.8%  10.0%  10.8%  -0.8%  10.0%  7.7%  2.3%  3.2%  6.4%  -3.2%  9.1%  6.0%  3.1%  8.0%  4.4%  3.6%  1.4%  3.4%  -2.0%  0.5%  3.1%  -2.6%  0.0%  2.8%  -2.8%  5.3%  2.3%  3.0%  3.8%  1.6%  2.2%  0.0%  1.3%  -1.3%  0.4%  1.1%  -0.7%  0.0%  0.9%  -0.9%  0.6%  0.4%  0.2%  0.0%  0.2%  -0.2%  1.3%  0.1%  1.2%  0.0%  0.1%  -0.1%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  0.0%  1.7%  0.0%  1.7%  2.3%  0.0%  2.3%

Portfolio positioning

Changes in positioning in H1 2021

HY 2021

New Positions	Increased Positions	Decreased Positions	Sold Positions
Aryzta	ams	ABB	DKSH
OC Oerlikon	Credit Suisse	Baloise	Sensirion
Polypeptide	Nestlé	BKW	Ixodes
	SIG Combibloc	Cembra	
	Swissquote	Geberit	
	UBS	Helvetia	
	Zurich Insurance	Julius Baer	
		Logitech	
		Novartis	
		Partners Group	
		SFS	
		Swiss Life	
		SwissRe	

Source: Schroders, July 31, 2021.

10

Schroders

 Portfolio positioning  Still overweight quality and small & mid caps  11  Source: Bloomberg consensus estimates, Schroders, July 31, 2021.      Swiss Performance Index  Swiss Helvetia Fund  Value  P/E 2021 est  26.3X  21.9x    P/E 2022 est  23.4x  20.1x    Price/book  6.5x  5.5x  Quality  Net debt to equity  32.4%  0.5%    Goodwill to equity  42.0%  35.8%  Small & Mid Caps  Small & Mid Caps weight  21.4%  30.1%  Portfolio characteristics

 Risk measures (ex private equity)  Portfolio turnover  Portfolio positioning  Key statistical measures  12  Source: Schroders, Aladdin View, July 31, 2021.      Swiss Helvetia Fund  July 31, 2021  July 31, 2020  Tracking error  2.2%  2.4%  Beta  1.03  0.97  Relative VaR (95%)  1.0%  1.1%  Volatility  18.0%  20.2%  Active share  29.3%  32.3%    Swiss Helvetia Fund  Turnover in % of AuM Q2 2021  5% / 9%   Turnover in % of AuM HY 2021  10% / 16%   Turnover calculation method:(lesser of buys or sells) / (average AuM)(sells) / (average AuM)

 Outlook

 Outlook  Earnings expectations  14  Source: Bloomberg, July 31, 2021.  Consensus EPS development – MSCI World

 Investment outlook  Swiss franc development  15  Source: Swiss National Bank, December 2000 = 100, July 31, 2021  Trade weighted exchange rate index – real, CPI-based

 Investment outlook  Global comparison of dividend yield versus government bond yield  16  Source: Schroders, Bloomberg, July 31, 2021.

 Investment outlook  Global comparison of earnings expectations  Source: Schroders, Bloomberg, July 31, 2021; all earnings converted into USD.  17

Confidential - For SWZ Board Distribution Only

Outlook & market situation

Coronavirus driving major uncertainty

	Positives	Negatives
Global	– Unprecedented fiscal and monetary policies – Strong corporate earnings show adaptability of firms to operate with Covid restrictions – Compared to low / negative interest rates, stocks offer an attractive dividend – Fed seems to have managed taper communication well this time	– Will China slow-down impact global economy? – Virus variants might impact consumer – Supply chain constraints and labour shortages impact economic cycle – Inflation surges seen as temporary, but tapering expected in the near future – General exogenous risks (such as trade wars, Brexit, ItalExit, etc.) still present
Swiss	– Many market leaders – More resilient balance sheets – Highly international sales profile of Swiss companies to benefit from global economic recovery	– Negotiations with the EU regarding a renewed trade accord have been terminated

Source: Schroders, 31 July 2021.

18

Schroders

 Case for Switzerland

Why are Swiss equities attractive?

- The Swiss stock market has a large proportion of global market leaders (not only among large corporations), with competitive advantage
- High innovation rate
- Global diversification helps in the current environment of synchronized growth
- Generally strong ESG performance and absence of "sin stocks"
- Swiss companies remained competitive despite the historic appreciation of the Swiss franc
- The difference between dividend yield and 10 year government bond yield stands out

Source: Schroders. Views expressed are the portfolio management team's view and not necessarily a «house view». These views are subject to change.

20

Schroders

Switzerland offers an attractive business environment

Rank	Economy	Score[1]	Diff. from 2018[2] Rank	Diff. from 2018[2] Score
1	Singapore	84.8	+1	+1.3
2	United States	83.7	–1	-2.0
3	Hong Kong SAR	83.1	+4	+0.9
4	Netherlands	82.4	+2	—
5	Switzerland	82.3	–1	–0.3
6	Japan	82.3	–1	–0.2
7	Germany	81.8	–4	–1.0
8	Sweden	81.2	+1	–0.4
9	United Kingdom	81.2	–1	–0.8
10	Denmark	81.2	—	+0.6

The World Economic Forum has been looking into drivers of competitiveness and prosperity in 137 economies. Amongst others, the following help explain the strong position of Switzerland:

- Innovation
- Infrastructure
- education
- labor market efficiency
- macroeconomic environment
- business sophistication

Switzerland has been ranked within the top 5 over the last 15 years.

Source: World Economic Forum, Global Competitiveness Report 2019, rank out of 141 economies. See also: http://www.prosperity.com/rankings: The Legatum Institute, a London based think tank published its annual global prosperity index, where Switzerland ranked number 3 based on 104 variables split into 9 sub indices (economic quality, business environment, governance, education, health, safety & security, personal freedom, social capital and natural environment).

21

Schroders

 Switzerland is an innovation leader    22  Source: European Innovation Scoreboard 2020   Modest Innovators  Moderate Innovators  Strong Innovators  Innovation Leaders

 Global leadership results in high profitability  Swiss company leadership transforms into margins  23  Source: Schroders, Bloomberg, December 31, 2019.

 Swiss companies are very international    Source: Morgan Stanley, June 13, 2017.  24  Europeex domestic  APAC  MEA  LATAM  N. America  Domestic  Europeex domestic  APAC  MEA  LATAM  N. America  Domestic  Europe  MEA  APAC  Domestic

Long term outperformance of Swiss equities


Cumulative stock market return
2900%
2400%
1900%
1400%
900%
400%
-100%
Swiss Performance Index (SPI)
MSCI World All Country Total Return Index
10.7% p.a. in USD
8.1% p.a. in USD
12/31/1988
12/31/1991
12/31/1994
12/31/1997
12/31/2000
12/31/2003
12/31/2006
12/31/2009
12/31/2012
12/31/2015
12/31/2018


Performance difference SPI - MSCI World All Countries TR
2000%
1500%
1000%
500%
0%
-500%
2.6% p.a. in USD
12/31/1988
12/31/1991
12/31/1994
12/31/1997
12/31/2000
12/31/2003
12/31/2006
12/31/2009
12/31/2012
12/31/2015
12/31/2018

Long-term reasons to invest

Long-term historic outperformance due to:

- Many global leaders
- Balanced geographical diversification
- High innovation rate
- Highly skilled and productive labour force
- High profit margins
- Political system (stability, taxes, labour law)
- Quality infrastructure
- Low debt (at companies and government)
- Strong CHF seen as asset, not disadvantage

Source: Schroders, July 31, 2021. All data in USD. Views expressed are the portfolio management team's view and not necessarily a «house view». These views are subject to change. Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

25

Schroders

CHF appreciation is nothing new

- Swiss companies are used to an appreciating Swiss Franc.
  - High efficiency and strong focus on productivity gains
  - High innovation rate
  - Market leaders in their respective niches
  - Global production footprint provides a substantial natural hedge
  - Solid balance sheets
- Sharp moves in exchanges rate such as happened in 2011 and 2015 had short term impacts but were successfully absorbed after 1-2 years in terms of margin recovery


4
2
1
0.5
Dec 1975
Dec 1977
Dec 1979
Dec 1981
Dec 1983
Dec 1985
Dec 1987
Dec 1989
Dec 1991
Dec 1993
Dec 1995
Dec 1997
Dec 1999
Dec 2001
Dec 2003
Dec 2005
Dec 2007
Dec 2009
Dec 2011
Dec 2013
Dec 2015
Dec 2017
Dec 2019
USDCHF
EURCHF

Source: Schroders, Bloomberg, July 31, 2021. Views expressed are the portfolio management team's view and not necessarily a «house view». These views are subject to change.

26

Schroders

Swiss Equity Market  Attractive risk / return profile compared to Europe  27  Source: Bloomberg, July 31, 2021, all data in USD.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.    Switzerland10.3% p.a. / Volatility 17.8%  Europe6.2% p.a. / Volatility 21.0%  USA10.7% p.a. / Volatility 16.7%

 Swiss Equity Market  World’s Top 10 Countries by Market Cap  28  Source: Bloomberg, World Bank, December 31, 2020. * Most recent year: 2014; ** Most recent year: 2019      Rank  Market  Mkt Cap (US$ trillion)  1  USA**  33.9  2  China  12.2  3  Japan  6.7  4  Hong Kong  6.1  5  France  5.4  6  United Kingdom*  3.6  7  Canada  2.6  8  India  2.6  9  Saudi Arabia  2.4  10  Germany  2.3  11  Korea  2.2  12  Switzerland  2.0    Top 10  78.8    World  83.5

 Performance of The Swiss Helvetia Fund  Compared to ETF and European Index since introduction of the EURO  29  Source: Schroders, Bloomberg July 31, 2021.Performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.  Swiss ETF  The Swiss Helvetia Fund  MSCI Europe (ex Switzerland)

 Important information  30    The Fund is a closed-end investment product. Common stock of the Fund is only available for purchase/sale on the NYSE at the then current market price. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.This presentation is intended to be for information purposes only and it is not intended as promotional material in any respect. The material is not intended as an offer or solicitation for the purchase or sale of the Fund’s shares or any other financial instrument. The material is not intended to provide, and should not be relied on for, accounting, legal or tax advice, or investment recommendations. Information herein is believed to be reliable but Schroder Investment Management North America Inc. does not warrant its completeness or accuracy.The returns presented represent past performance and are not necessarily representative of future returns, which may vary. The value of investments can fall as well as rise as a result of market or currency movements.All investments, domestic and foreign, involve risks, including the risk of possible loss of principal. The market value of a fund’s portfolio may decline as a result of a number of factors, including adverse economic and market conditions, prospects of stocks in the portfolio, changing interest rates, and real or perceived adverse competitive industry conditions. Investing overseas involves special risks including among others risks related to political or economic instability, foreign currency (such as exchange, valuation, and fluctuation) risk, market entry or exit restrictions, illiquidity, and taxation.  The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets. The views and forecasts contained herein are those of the Schroders Swiss Equities team and are subject to change. The information and opinions contained in this document have been obtained from sources we consider to be reliable. No responsibility can be accepted for errors of facts obtained from third parties. Reliance should not be placed on the views and information in the document when taking individual investment and/or strategic decisions.Definitions: Active share represents the proportion of stock holdings in the Fund that is different from the properties found in the benchmark. Beta measures the sensitivity of the Fund to the movements of its benchmark. Volatility is measured by Standard deviation, which is the risk or volatility of an investment’s return over a particular time period; the greater the number, the greater the risk or volatility. Tracking error is the difference between the price behavior of a position or a portfolio and the price behavior of a benchmark. VaR is Value at Risk, a widely used risk measure of the risk of loss on a specific portfolio of financial exposures.For more information, visit www.swzfund.com